Statements of Net Assets Available for Benefits - EBP 001 - USD ($) $ in Millions	Dec. 31, 2025	Dec. 31, 2024
Investments, at fair value:
Plan’s interest in Master Trust, at fair value (notes 1, 4 and 5)	$ 260.2	$ 237.4
Receivables:
Notes receivable from participants (note 2)	14.7	14.0
Contributions receivable from employer	0.1	0.2
Contributions receivable from participants	0.2	0.6
Total receivables	15.0	14.8
Net assets available for plan benefits	$ 275.2	$ 252.2